Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2021
Other Liabilities [Abstract]
Schedule of other liabilities
	Note	December 31, 2020	December 31, 2021
		RMB	RMB

Guarantee repayments from sales partner	(i)	126,903,531	259,439,715
Amounts due to third parties	(ii)	10,545,062	216,526,655
Settlement and clearing accounts	(iii)	94,287,235	74,255,253
Other tax payables	(iv)	74,757,159	70,756,236
Collaboration cost payable	(v)	34,713,800	59,554,661
Receipt in advance	(vi)	121,160,268	53,125,074
Customer pledged deposits	(vii)	47,588,065	40,363,129
Accrued expenses	(viii)	8,406,812	5,773,392
Guarantee liabilities	(ix)	-	3,182,958
Others	(x)	5,335,193	2,784,212

Total		523,697,125	785,761,285

(i)	Under the collaboration model, sales partners are required to provide a certain level of guarantee of repayment for loans recommended. Guarantee repayments from sales partner mainly consist of repayments collected from sales partners who exercise the guarantee, and those repayments will be returned to trust company.

(ii)	Amounts due to third parties are payments to be paid for third parties. As of December 31, 2021, amounts due to third parties mainly consist of investment of debt securities amounted to RMB134,400,000 and payments due to its disposed subsidiary Ningbo Lianjia amounted to RMB65,056,022.

(iii)	The Group transferred loans to third party investors and recorded these transactions as sales in Note 5(c). After the transfer, the contract terms related to payment proceeds from the loans remain the same: The Group collects payments of loans and then disburses the proceeds from the relevant loans to third-party transferees.

(iv)	Other tax payables mainly represent value-added tax and surcharges payables.

(v)	As mentioned in Note 20, the Group will pay collaboration cost to the sales partners who introduce prospective borrowers to the Group. The collaboration cost for sales partners is a fixed percentage of the loan principal amount and is calculated by subtracting the project cost from interest and fees income received from borrowers.

(vi)	Receipt in advance consists of advance for interest and financing service fees on loans and down payments of loans held-for-sale by loan transferees. Down payments of loans held-for-sale for the traditional facilitation model amounted to RMB118,078,758 and RMB43,847,225 as of December 31, 2020 and 2021.

(vii)	Customer pledged deposits mainly consist of the deposits collected from certain customers to reduce the risk of failure to make payments on schedule.

(viii)	Accrued expenses mainly consist of promotional costs relating to building the collaboration model and expenses payable to consultants such as the auditor and lawyer.

(ix)	In 2021, the Group started to cooperate with a third-party guarantee company, Guangzhou Nanfeng, that directly provides guarantee services to commercial banks. According to relevant financial guarantee arrangements, Guangzhou Nanfeng will fulfil its obligations to purchase defaulted loans. However, the Group is required to provide deposits and replenish such deposits from time to time to Guangzhou Nanfeng for its obligations of purchasing defaulted loans. Effectively, the Group provides back-to-back guarantee to Guangzhou Nanfeng and takes on all of the credit risk of the borrowers. These financial guarantee contracts are accounted for as guarantee liabilities under ASC 460, Guarantees.

As of December 31, 2021, maximum potential undiscounted future payment that the Group would be required to make was RMB29,624,940. The initial term of the guarantee liabilities is the same as the term of loans facilitated under the arrangements with commercial banks, which ranges from 1 year to 10 years, as of December 31, 2021. The remaining term of the guarantee liabilities range from 1 year to 10 years as of December 31, 2021.

(x)	Other liabilities are expected to be settled or recognized as income within one year or are repayable on demand.